UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2019
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 23, 2019, Bionano Genomics, Inc. (the “Company”), drew down $1.1 million under its $5.0 million revolving line of credit (the “Revolver”) pursuant to its previously disclosed Loan and Security Agreement, dated March 14, 2019 (the “Loan Agreement”), by and among the Company, Innovatus Life Sciences Lending Fund I, LP, a Delaware limited partnership, as collateral agent, and the Lenders listed on Schedule 1.1 to the Loan Agreement, including East West Bank (the “Bank”).

The Company may repay and reborrow amounts borrowed under the Revolver at any time prior to the March 1, 2024 maturity date without penalty or premium, at which time such amounts will become immediately due and payable. The Company’s obligation to repay amounts borrowed under the Revolver is subject to acceleration upon the occurrence of certain specified events, including an event of default and a permitted prepayment of the term loans borrowed under the Loan Agreement. The outstanding balance of amounts borrowed under the Revolver bear interest at a rate equal to 2.0% above the variable rate of interest, per annum, most recently announced by the Bank as its “prime rate,” whether or not such announced rate is the lowest rate available from the Bank.

The foregoing description of certain terms of the Loan Agreement is qualified in its entirety by reference to the complete text of the Loan Agreement, which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 14, 2019 (the “March Form 8-K”). The Loan Agreement and the description of the terms of the Loan Agreement included in Item 1.01 of the March Form 8-K are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: May 28, 2019	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)